Dreyfus Premier

      Emerging Markets

      Fund

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

As we approach year-end, it appears likely that 2002 will be the third consecutive year of negative returns for many overseas stock markets. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. However, we believe the current market environment may provide opportunities to invest when prices are low and stocks are, in effect, "on sale."

According to our economists and stock analysts, the global economy appears to be gathering momentum. The deleveraging of corporate debt, which occurred throughout 2002 as companies adjusted accounting procedures and lenders tightened credit policies, seems to be proceeding in an orderly fashion. And stocks, which had declined sharply in the second and third quarters, have generally rallied so far in the fourth quarter. In our view, these signs point to a likely rebound for equities in 2003.

Of course, risks remain, including those presented by terrorism and heightened tensions in the Middle East. Managing the effects of such risks is an important reason for staying in close touch with your financial advisor, to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the six-month period ended November 30, 2002, the fund's Class A shares produced a -12.85% total return.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), produced a total return of -11.89% for the same period.(2)

Between their inception on November 15, 2002 and the end of the fund's reporting period on November 30, 2002, the fund's Class B, Class C, Class R and Class T shares achieved total returns of 5.17% , 5.07% , 5.17% , and 5.07% , respectively.(1) Since the fund's benchmark is calculated on a month-end basis, the MSCI EMF Index achieved a total return of 6.88% from the period of November 1, 2002 through November 30, 2002.(2)

We attribute the fund's absolute performance to a difficult global investment environment. However, the fund's slight underperformance of its benchmark was due to its underweighted position in certain technology stocks relative to the MSCI EMF Index.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in the stock of companies organized, or with a majority of assets or businesses, in emerging market countries. "Emerging market" countries consist of all countries represented in the MSCI EMF Index or any other country Dreyfus believes has an emerging economy or market. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger an increase in the stock's price in the near- or midterm.

What other factors influenced the fund's performance?

The reporting period was very difficult for global stocks. Prices declined sharply, because of uncertainty regarding a potential war in Iraq, lackluster corporate profits and a weak global economy. However, stocks in the emerging markets generally declined less than those in the developed markets. Many emerging market countries have been developing stronger domestic economies over the past several years, and as a result their economies have become less sensitive to the effects of global economic weakness on exporters.

The fund' s absolute and relative declining stock prices in many markets hurt performance. In hindsight, limiting the fund's exposure to large South Korean electronics companies hindered the fund's relative performance. We believed that these stocks were highly valued relative to their earnings potential. However, after languishing for most of the reporting period, these stocks generally posted fairly strong returns in October and November, chiefly because investors returning to the stock market were looking for stocks that had been severely punished. While the fund was invested in these stocks, it had less exposure to them relative to its benchmark.

In an otherwise gloomy environment, relatively bright spots around the world included Central and Eastern Europe. Before 10 more European countries were permitted to join the European Monetary Union, they were required to implement a number of political, financial and economic reforms, resulting in improving investor confidence in those markets. The fund's relative performance also benefited from investments in

India, where consumer stocks posted relatively strong returns, including an auto and scooter manufacturer and a tobacco company. One of the fund's top-10 holdings, an oil and gas exploration company, performed well because of a significant discovery of gas off the coast of India.

Finally, the fund' s basic materials stocks held up relatively well throughout the reporting period. For example, we scored successes with a major gold company in South Africa, a Taiwanese steel company, and a cement company in Turkey

What is the fund's current strategy?

We continue to look for stocks with what we believe are strong business fundamentals and attractive valuations. As of the end of the reporting period, we have found more opportunities in India and Mexico and fewer opportunities in South Korea and Taiwan. Consistent with our strategy, we continue to look for undiscovered value in every market.

We also recently took profits in several technology stocks that rallied late in the reporting period and have redeployed some of those assets to other more attractively priced technology companies and opportunities in China.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

November 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.6%                                                                              Shares                Value ($)
--------------------------------------------------------------------------------

ARGENTINA--.3%

Perez Companc, ADR                                                                              280,416  (a)           1,505,834

BRAZIL--6.6%

Banco Itau, ADR                                                                                 187,700                3,937,946

Companhia de Saneamento Basico do Estado de Sao Paulo                                           123,580                2,758,182

Empresa Brasileira de Aeronautica, ADR                                                          164,500                2,404,990

Petroleo Brasileiro, ADR                                                                        668,319                8,754,979

Tele Celular Sul Participacoes, ADR                                                             220,050                1,606,365

Tele Norte Leste Participacoes, ADR                                                             462,539                3,399,662

Telecomunicacoes Brasileiras, ADR                                                               248,220                4,443,138

Ultrapar Participacoes, ADR                                                                     264,200                1,820,338

Unibanco, GDR                                                                                   269,100                2,351,934

                                                                                                                      31,477,534

CHILE--.4%

Quinenco, ADR                                                                                   447,200                1,931,904

CHINA--3.8%

Aluminum Corporation of China                                                                25,042,000                3,371,644

China Oilfield Services                                                                         940,000                  222,989

PetroChina, Cl. H                                                                            23,892,000                4,564,804

Qingling Motors, Cl. H                                                                       20,097,000                2,319,301

Shandong International Power Development, Cl. H                                              13,774,000                3,037,889

Sinopec Shanghai Petrochemical                                                               13,570,000  (a)           1,931,462

Sinopec Shanghai Petrochemical, ADR                                                               3,300  (a)              45,342

Sinopec Yizheng Chemical Fibre, Cl. H                                                        19,732,400  (a)           2,504,946

                                                                                                                      17,998,377

CROATIA--.9%

Pliva d.d., GDR                                                                                 304,800  (b)           4,456,176

CZECH REPUBLIC--.7%

CEZ                                                                                           1,144,000                3,376,578

Komercni Banka, GDR                                                                                   2  (b)                  46

                                                                                                                       3,376,624

EGYPT--1.6%

Commercial International Bank, GDR                                                              533,900  (b)           2,669,500

Misr International Bank, GDR                                                                    594,075  (b)             846,557

Orascom Construction Industries                                                                 320,241                1,700,578

Suez Cement, GDR                                                                                440,931  (b)           2,336,934

                                                                                                                       7,553,569


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
--------------------------------------------------------------------------------

HONG KONG--3.2%

Brilliance China Automotive                                                                  11,280,500                1,865,956

China Mobile (Hong Kong)                                                                      3,179,500  (a)           8,419,033

China Mobile (Hong Kong), ADR                                                                   168,800  (a)           2,214,656

Shanghai Industrial                                                                           1,956,900                2,822,959

                                                                                                                      15,322,604

HUNGARY--2.5%

EGIS                                                                                              4,938                  295,312

Gedeon Richter                                                                                   81,534                4,479,235

MOL Magyar Olaj-es Gazipari                                                                     126,480                2,927,325

Magyar Tavkozlesi                                                                             1,177,673                4,359,110

                                                                                                                      12,060,982

INDIA--11.0%

BSES                                                                                            102,171                  445,610

Bajaj Auto, GDR                                                                                 241,900  (a,b)         2,358,525

Bharat Petroleum                                                                                592,050                2,330,901

Gas Authority of India, GDR                                                                     473,300  (b)           3,904,725

Grasim Industries                                                                               215,000                1,275,832

Grasim Industries, GDR                                                                          108,200  (b)             687,070

Gujarat Ambuja Cements                                                                          130,000                  442,527

Hindalco Industries                                                                             114,556                1,281,197

Hindalco Industries, GDR                                                                        246,200  (b)           2,782,060

ICICI Bank, ADR                                                                                 553,500                3,321,000

ITC                                                                                             267,372                3,493,344

Indian Hotels                                                                                   423,614                1,427,259

Indian Hotels, GDR                                                                               52,250  (b)             176,344

Mahanagar Telephone Nigam                                                                     1,249,550                2,671,880

Mahanagar Telephone Nigam, ADR                                                                1,241,800                5,054,126

Mahindra & Mahindra                                                                             300,000                  648,475

Mahindra & Mahindra, GDR                                                                        905,500  (b)           1,946,825

Reliance Industries                                                                           1,532,819                9,088,005

Satyam Computer Services                                                                        328,557                1,724,991

State Bank of India                                                                             248,500                1,322,107

State Bank of India, GDR                                                                        185,500  (b)           2,226,000

Tata Engineering & Locomotive, GDR                                                            1,129,200  (a,b)         3,952,200

                                                                                                                      52,561,003

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
--------------------------------------------------------------------------------

INDONESIA--2.2%

PT Gudang Garam                                                                               2,559,000                2,180,601

PT Indofood Sukses Makmur                                                                    37,130,500                2,378,172

PT Indonesian Satellite                                                                       2,466,500                2,294,099

PT Telekomunikasi Indonesia                                                                   9,297,000                3,676,341

                                                                                                                      10,529,213

ISRAEL--2.4%

AudioCodes                                                                                      402,900  (a)             906,525

Bank Hapoalim                                                                                 4,089,493                6,458,020

Check Point Software Technologies                                                               168,200  (a)           2,867,810

ECI Telecom                                                                                     500,100  (a)           1,250,250

Koor Industries                                                                                   7,812  (a)             107,903

                                                                                                                      11,590,508

MALAYSIA--2.3%

Genting                                                                                         488,100                1,707,856

Malaysia International Shipping                                                               2,387,400                4,208,145

Sime Darby                                                                                    3,922,800                5,056,883

                                                                                                                      10,972,884

MEXICO--10.3%

Apasco                                                                                          505,700                2,904,661

Cemex                                                                                           703,981                3,259,813

Coca-Cola Femsa, ADR                                                                            195,200                4,311,968

Consorcio ARA                                                                                 1,670,200  (a)           2,636,119

Controladora Comercial Mexicana                                                               6,261,200                3,516,142

Desc, Ser. B                                                                                  7,490,000                2,951,724

Grupo Aeroportuario del Sureste, ADR                                                            207,200                2,192,176

Grupo Continental                                                                             1,655,250                2,454,336

Grupo Financiero BBVA Bancomer                                                                4,606,500  (a)           3,553,586

Kimberly-Clark de Mexico, Cl. A                                                               3,886,600                9,324,011

Telefonos de Mexico, Ser L, ADR                                                                 374,470               12,072,913

                                                                                                                      49,177,449

PANAMA--.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                   119,900  (a)             431,640

PHILIPPINES--1.5%

ABS-CBN Broadcasting                                                                          3,943,600  (a)           1,142,005

Bank of the Philippine Islands                                                                1,847,390                1,346,066

Manila Electric, Cl. B                                                                        7,754,764  (a)           1,485,032

Philippine Long Distance Telephone                                                              219,870  (a)           1,191,262


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
--------------------------------------------------------------------------------

PHILIPPINES (CONTINUED)

Philippine Long Distance Telephone, ADR                                                         249,550  (a)           1,352,561

Universal Robina                                                                              7,937,160                  459,695

                                                                                                                       6,976,621

POLAND--3.4%

Bank Przemyslowo-Handlowy PBK                                                                    50,751                3,449,956

KGHM Polska Miedz                                                                             1,740,982  (a)           6,112,511

Polski Koncern Naftowy Orlen                                                                    773,043                3,599,578

Telekomunikacja Polska                                                                          819,288  (a)           2,856,084

                                                                                                                      16,018,129

RUSSIA--1.2%

LUKOIL, ADR                                                                                      84,300                5,632,294

SOUTH AFRICA--7.2%

ABSA                                                                                          1,180,705                4,580,321

Aveng                                                                                         1,395,307                1,503,564

Bidvest                                                                                         916,423                4,542,614

Metro Cash and Carry                                                                          8,164,335  (a)           2,199,444

Nampak                                                                                        3,579,124                5,881,642

Nedcor                                                                                          572,191                7,226,994

Sage                                                                                            462,535                  139,558

Shoprite                                                                                      2,181,701                1,833,757

Steinhoff International                                                                       2,863,984                2,175,764

Tiger Brands                                                                                    544,215                4,368,967

                                                                                                                      34,452,625

SOUTH KOREA--18.8%

CJ                                                                                              102,230                4,132,102

Cheil Communications                                                                             29,640                2,973,416

Hyundai Development                                                                             558,500  (a)           3,394,328

Hyundai Motor                                                                                   179,670                5,272,042

KT, ADR                                                                                         294,050                6,336,778

Kookmin Bank                                                                                    132,900                5,105,129

Kookmin Bank, ADR                                                                               115,534                4,459,612

Korea Electric Power                                                                            851,930               13,959,060

Korea Exchange Bank Credit Services                                                             343,700                3,864,542

Korea Fine Chemical                                                                              56,556                  617,000

Korea Tobacco & Ginseng, GDR                                                                    617,200  (b)           4,733,924

POSCO                                                                                            47,370                4,930,250

POSCO, ADR                                                                                       95,990                2,479,422

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
--------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

SK                                                                                              756,769                9,679,456

Samsung                                                                                         760,340  (a)           4,957,910

Samsung Electronics                                                                              22,510                7,282,536

Samsung Electronics, GDR                                                                          3,500  (b)             562,625

Samsung SDI                                                                                      68,660                5,022,363

                                                                                                                      89,762,495

TAIWAN--7.6%

Advanced Semiconductor Engineering                                                            5,212,100  (a)           3,438,695

Asustek Computer                                                                              2,929,000                5,991,328

Elan Microelectronics                                                                         2,567,653                1,908,541

Nan Ya Plastics                                                                               3,702,989                3,285,856

Powerchip Semiconductor, GDR                                                                    293,300  (a,b)         1,016,284

SinoPac                                                                                      10,700,763  (a)           4,254,409

Standard Foods Taiwan                                                                         2,816,984                  706,072

Standard Foods Taiwan, GDR                                                                          978  (b)               1,198

Taiwan Cellular                                                                               4,052,990                3,211,098

United Microelectronics                                                                      11,050,100  (a)           8,181,722

Yageo                                                                                        13,968,200  (a)           4,305,956

                                                                                                                      36,301,159

THAILAND--3.0%

Big C Supercenter                                                                               785,000  (a)             357,352

Hana Microelectronics                                                                           952,400                1,532,774

PTT Exploration and Production                                                                1,185,000                3,541,786

Siam Commercial Bank                                                                          5,618,000  (a)           3,842,637

Siam Makro                                                                                      455,000                  373,980

Thai Farmers Bank                                                                             5,942,600  (a)           4,440,384

                                                                                                                      14,088,913

TURKEY--.8%

Akcansa Cimento                                                                              80,897,900                  892,197

Tupras-Turkiye Petrol Rafinerileri                                                          357,438,000                2,439,453

Turk Ekonomi Bankasi, ADR                                                                       234,225  (a,b)           392,327

                                                                                                                       3,723,977


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM--2.8%

Anglo American                                                                                  389,032                5,476,510

Dimension Data                                                                                4,001,028  (a)           1,587,018

Old Mutual                                                                                    4,518,633                6,536,722

                                                                                                                      13,600,250

TOTAL COMMON STOCKS

   (cost $490,752,505)                                                                                               451,502,764
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.7%
--------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $6,876,640)                                                                            524,217                3,374,456
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.18%, 2/6/2003                                                                              100,000                   99,789

   1.17%, 2/13/2003                                                                             200,000                  199,532

   1.19%, 2/20/2003                                                                           3,058,000                3,050,110

   1.17%, 2/27/2003                                                                          10,179,000               10,149,888

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,498,926)                                                                                                 13,499,319
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $511,128,071)                                                             98.1%              468,376,539

CASH AND RECEIVABLES (NET)                                                                         1.9%                9,179,461

NET ASSETS                                                                                       100.0%              477,556,000

(A)   NON-INCOME PRODUCING.

(B)   SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933.  THESE  SECURITIES  MAY BE RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
      REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30,
      2002, THESE SECURITES AMOUNTED TO $35,049,320 OR 7.3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           511,128,071   468,376,539

Cash                                                                  4,710,786

Cash denominated in foreign currencies                  7,411,868     7,289,620

Receivable for investment securities sold                             1,973,577

Dividends receivable                                                    669,826

Receivable for shares of Common Stock subscribed                        631,990

Prepaid expenses                                                        113,188

                                                                    483,765,526
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           579,884

Payable for investment securities purchased                           3,274,186

Payable for shares of Common Stock redeemed                           1,996,722

Accrued expenses                                                        358,734

                                                                      6,209,526
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      477,556,000
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     551,583,506

Accumulated undistributed investment income--net                      3,525,933

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     (34,615,447)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (42,937,992)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      477,556,000

NET ASSET VALUE PER SHARE

                                            Class A             Class B             Class C             Class R             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          477,504,787               8,332               29,975              11,855               1,051

Shares Outstanding                       41,930,138                 732                2,633               1,040               92.25
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                              11.39               11.39               11.39                11.40               11.39

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (NET OF $589,162 FOREIGN TAXES WITHHELD AT SOURCE)    4,782,222

EXPENSES:

Management fee--Note 3(a)                                            2,979,561

Shareholder servicing costs--Note 3(c)                               1,006,853

Custodian fees                                                         529,057

Professional fees                                                       70,356

Registration fees                                                       59,604

Directors' fees and expenses--Note 3(d)                                 19,381

Prospectus and shareholders' reports                                    15,673

Interest expense--Note 2                                                 7,768

Loan commitment fees--Note 2                                             4,264

Distribution fees--Note 3(b)                                                 7

Miscellaneous                                                            7,010

TOTAL EXPENSES                                                       4,699,534

INVESTMENT INCOME--NET                                                  82,688
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (8,906,271)

Net realized gain (loss) on forward currency exchange contracts      (315,900)

NET REALIZED GAIN (LOSS)                                           (9,222,171)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (61,107,772)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (70,329,943)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (70,247,255)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                     November 30, 2002(a)           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             82,688           6,853,401

Net realized gain (loss) on investments       (9,222,171)          (7,402,740)

Net unrealized appreciation
   (depreciation) on investments             (61,107,772)          50,455,232

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (70,247,255)          49,905,893
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET:

CLASS A SHARES                                         --          (3,999,902)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                372,867,714         380,384,003

Class B shares                                      8,000                 --

Class C shares                                     29,000                 --

Class R shares                                     11,401                 --

Class T shares                                      1,000                 --

Dividends reinvested:

Class A shares                                         --          2,821,678

Cost of shares redeemed:

Class A shares                              (354,790,605)        (156,929,595)

Redemption fee                                    222,234              89,862

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             18,348,744         226,365,948

TOTAL INCREASE (DECREASE) IN NET ASSETS       (51,898,511)        272,271,939
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           529,454,511          257,182,572

END OF PERIOD                                 477,556,000          529,454,511

Undistributed investment income--net            3,525,933            3,443,245


                                         Six Months Ended
                                     November 30, 2002(a)           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    32,966,728          31,456,643

Shares issued for dividends reinvested                 --             253,281

Shares redeemed                              (31,541,262)         (13,279,259)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,425,466           18,430,665
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                           732                   --
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                         2,633                   --
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                         1,040                   --
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            92                   --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND ADDED CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                       November 30, 2002(a)                                    Year Ended May 31,
                                                                    ---------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002          2001          2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.07         11.65         13.61          12.55          11.18        14.21

Investment Operations:

Investment income--net                                 .00(b,c)      .25(b)        .13(b)         .22(b)         .14          .04

Net realized and unrealized
   gain (loss) on investments                        (1.69)         1.33          (.37)          1.95           1.33        (2.62)

Total from Investment Operations                     (1.69)         1.58          (.24)          2.17           1.47        (2.58)

Distributions:

Dividends from
   investment income--net                               --          (.16)         (.13)          (.11)          (.09)        (.02)

Dividends from net realized
   gain on investments                                  --            --         (1.59)         (1.01)          (.02)        (.24)

Dividends in excess of net
   realized gain on investments                         --            --           --              --             --         (.20)

Total Distributions                                     --          (.16)        (1.72)         (1.12)          (.11)        (.46)

Redemption fee reimbursement                           .01           .00(c         .00(c)         .01            .01          .01

Net asset value, end of period                       11.39         13.07         11.65          13.61          12.55        11.18
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (12.85)(d,     13.80          (.99)         16.54          13.56       (18.11)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              .99(e)        1.82          1.79           1.85           1.88         1.94

Ratio of net investment income
   to average net assets                              .02(e)        2.18          1.02           1.48           1.42          .54

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --            --             --             --          .00(f)

Portfolio Turnover Rate                             27.48(e)        62.10        78.00          105.84         87.81        87.46
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     477,505        529,455      257,183         226,031        94,354       74,828

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.(

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                      Six Months Ended November 30, 2002 (Unaudited)(a)
                                                                        --------------------------------------------

                                                                   Class B           Class C          Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 10.84             10.84            10.84             10.84

Investment Operations:

Investment (loss)--net(b)                                             (.01)             (.01)            (.01)             (.01)

Net realized and unrealized
   gain (loss) on investments                                          .56               .56              .57               .56

Total from Investment Operations                                       .55               .55              .56               .55

Net asset value, end of period                                       11.39             11.39            11.40             11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      5.17(c,d)         5.07(c,d)        5.17(c)           5.07(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                             .13               .14              .10               .10

Ratio of net investment (loss)
   to average net assets(c)                                           (.13)             (.11)            (.07)             (.07)

Portfolio Turnover Rate(c)                                           27.48             27.48            27.48             27.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    8                30               12                 1

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers one series, the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 9, 2002, the Company' s Board of Directors approved, effective November 15, 2002, a change of the fund's name from "Dreyfus Emerging Markets Fund" to "Dreyfus Premier Emerging Markets Fund," coinciding with the fund implementing a multiple class structure. Shareholders, on November 15, 2002, were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $14,764,482 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002, was as follows: ordinary income $3,999,902. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemp tions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended November 30, 2002, was approximately $691,800, with a related weighted average annualized interest rate of 2.24%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2002, Class B, Class C and Class T shares were charged $2, $5 and $0 respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2002, Class A, Class B, Class C and Class T shares were charged $595,908, $1, $2 and $0, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $66,201 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege until November 15, 2002.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2002, amounted to $149,529,237 and $125,982,125, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. There were no forward currency exchange contracts outstanding at November 30, 2002.

At November 30, 2002, accumulated net unrealized depreciation on investments was
$42,751,532,   consisting  of  $41,760,961  gross  unrealized  appreciation  and
$84,512,493 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  327SA1102